EXHIBIT 4.2

                           NATIONWIDE STAFFING, INC.

        COMMON STOCK                                           PAR VALUE $.01
           NUMBER                                                  SHARES

   INCORPORATED UNDER THE LAWS
     OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN                            SEE REVERSE FOR
   CHICAGO, IL AND NEW YORK, NY                              CERTAIN DEFINITIONS
                                                              CUSIP 63868A 10 6
THIS CERTIFIES THAT

is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                           NATIONWIDE STAFFING, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and By-laws of the Corporation, as from time to time amended, copies of which are on file at the principal office of the Corporation, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar of the Corporation.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/                                          Dated:
Chairman of the Board and President
                                             COUNTERSIGNED AND REGISTERED:
                                                HARRIS TRUST AND SAVINGS BANK
/s/                                                               TRANSFER AGENT
CHIEF FINANCIAL OFFICER                                            AND REGISTRAR

                                              BY
/s/                                                  AUTHORIZED SIGNATURE
SECRETARY
                           [NATIONWIDE STAFFING, INC.
                                   CORPORATE
                                      SEAL
                                    DELAWARE]

                           NATIONWIDE STAFFING, INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE OR AT THE OFFICE OF ANY TRANSFER AGENT OF THE CORPORATION.

     The following abbreviations, when used in the incription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT-__________ Custodian____________
     TEN ENT -- as tenants by the entireties                         (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                     under Uniform Gifts to Minors
                in common                                           Act__________________________
                                                                                (State)

    Additional abbreviations may also be sued though not in the above list.

      For Value Received,_______________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do(es) hereby irrevocably consitute and appoint ______________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________

             NOTICE:

THE SIGNATURE(S) TO THIS            X___________________________________________
ASSIGNMENT MUST CORRES-                             (SIGNATURE)
POND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF            X___________________________________________
THE CERTIFICATE IN EVERY                            (SIGNATURE)
PARTICULAR WITHOUT ALTER-
ATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
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SIGNATURE(S) GUARANTEED BY: